SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 25, 2009
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission	(IRS Employer
File Number)	Identification No.)

2126 Inyo Street, Fresno, CA	93721
(Address of Principal Executive Office)	(Zip Code)

559-248-4943
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On September 25, 2009, United Security Bancshares issued a press release disclosing its election to defer the interest payments on the Company’s $15.0 million of junior subordinated debentures relating to its trust preferred securities. A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

EXHIBIT #
99.1   Press release of United Security Bancshares dated September 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date: September 25, 2009	By:	/s/	Ken Donahue
Senior Vice President &
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION
99.1	Press release of United Security Bancshares dated September 25, 2009